January 6, 1997


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                            Re:Target Income Fund, Inc.
                                            File No. 811-6542
                                            CIK No. 883410

Dear Sir or Madam:

     On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Annual Report to shareholders of the Registrant for the fiscal year ended October 31, 1996.

If you have any questions, please contact me at (818) 852-1033.

Sincerely yours,
/s/

Eric M. Banhazl


Enclosures

                               TARGET INCOME FUND
                                  Annual Report

                                October 31, 1996

                               TARGET INCOME FUND
                                                                December 1, 1996

Dear Shareholder:

With four years of successful operation now behind it, the Target Income Fund continues to provide consistent performance and attractive returns to its shareholders.

As has been the case since inception, the net asset value of your shares has remained constant at $10.00 per share. And as always, it is the on-going intent of the Fund to attempt to maintain this fixed share price at all times, although there can be no assurance that this will always be the case.

One of the potential benefits of the Target Income Fund is that it can participate in changing interest rates. Since our last semi-annual report in the spring of 1996, interest rates have remained relatively stable and unchanged. Short-term money-market rates yield 4.91% as reported in the November 22, 1996 edition of the Wall Street Journal.

Through October 31, 1996 (the Fund's fiscal year end), the Target Income Fund has recorded a 12-month average annualized total return of 8.17%. The Fund's portfolio now holds approximately 45 short-term loans and credit-line securities, as well as participations in two "ABS" (Asset-Backed Securities) pools. Assets of the Fund now stand at $14 million in total.

We hope you have been satisfied with the performance of the Fund and will let us know if there is anything we can do to be of further assistance. Thank you for your continued confidence in and support of the Target Income Fund.



TARGET CAPITAL ADVISORS, INC.

                               TARGET INCOME FUND
                             Schedule of Investments
                                October 31, 1996

SENIOR COLLATERALIZED FLOATING RATE LOAN PARTICIPATIONS* - 102.90%
Principal                                                                                          Percent of
Amount                                                                                 Value*      Net Assets
------------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING
Commercial Printing - 4.17%
------------------------------------------------------------------------------------------------------------------------------------
$24,502         Cal-Central Press, Inc., due 2/17/97...........................        $ 24,502      0.21%
460,152         Paradise Printing, Inc., due 12/31/97..........................         460,152      3.96%
                                                                                        -------      ----
                Total commercial printing......................................         484,654
Computer Storage Devices - 2.96%
------------------------------------------------------------------------------------------------------------------------------------
344,449         Admor Memory, Ltd., due 12/22/96...............................         344,449      2.96%
Food Preparation - 7.36%
------------------------------------------------------------------------------------------------------------------------------------
419,964         Food Specialties Service Corp., due 12/30/96...................         419,964      3.61%
435,954         Western Commerce Corporation, due 6/20/97......................         435,954      3.75%
                                                                                        -------      ----
                Total food preparation.........................................         855,918
Food Products - 6.29%
------------------------------------------------------------------------------------------------------------------------------------
731,800         Bond Food Products Company, Inc., due 6/24/97..................         731,800      6.29%
General Industrial Machinery - 2.18%
------------------------------------------------------------------------------------------------------------------------------------
253,672         EWI Acquisition, Inc., due 4/30/97.............................         253,672      2.18%
Industrial Tools and Supplies - 0.68%
------------------------------------------------------------------------------------------------------------------------------------
79,634          Exchange Tool and Supply of Dallas, Inc., due 4/3/98...........          79,634      0.68%
Leather Products - 2.28%
------------------------------------------------------------------------------------------------------------------------------------
265,231         Leather Center Holdings, Inc., due 10/10/97....................         265,231      2.28%
Plastic Products - 1.93%
------------------------------------------------------------------------------------------------------------------------------------
224,457         Precise Plastic Products, Inc., due 2/26/97....................         224,457      1.93%
Room Cleaning Products - 2.19%
------------------------------------------------------------------------------------------------------------------------------------
254,568         Clean Room Products, Inc., due 12/22/97........................         254,568      2.19%
Sporting and Athletic Goods - 2.76%
------------------------------------------------------------------------------------------------------------------------------------
320,562         Graman USA, Inc., due 4/16/97..................................         320,562      2.76%
Stairs - 1.62%
------------------------------------------------------------------------------------------------------------------------------------
188,291         Carolina Hardwoods, L.L.C., due 3/28/97........................         188,291      1.62%
Surgical and Medical Instruments - 2.31%
------------------------------------------------------------------------------------------------------------------------------------
268,582         Advanced Materials, Inc., due 11/1/96..........................         268,582      2.31%
Wine - 1.29%
------------------------------------------------------------------------------------------------------------------------------------
150,000         Chateau Potelle, Inc., due 12/7/96.............................         150,000      1.29%

                       Schedule of Investments, Continued
Principal                                                                                                 Percent of
Amount                                                                                 Value*      Net Assets
------------------------------------------------------------------------------------------------------------------------------------

SERVICES
Computer Hardware and Software Sales - 5.10%
------------------------------------------------------------------------------------------------------------------------------------
$593,086        Gateway Data Sciences Corporation, due 2/22/97.................       $ 593,086      5.10%
Computer Repairs - 0.53%
------------------------------------------------------------------------------------------------------------------------------------
61,956          The Main Source Electronics, Inc., due 4/1/97..................          61,956      0.53%
Employment Agencies - 12.90%
------------------------------------------------------------------------------------------------------------------------------------
1,500,000       Corporate Personnel Network, Inc., due 12/1/96 ................       1,500,000     12.90%
Freight Transportation Arrangement - 6.75%
------------------------------------------------------------------------------------------------------------------------------------
785,558         Logistics Management, Inc., due 11/3/96  ......................         785,558      6.75%
Motion Picture Production - 8.44%
------------------------------------------------------------------------------------------------------------------------------------
981,539         Beverly Hills Publishing Co., due 11/8/96......................         981,539      8.44%
Reseller of Computer Graphic Designs - 3.57%
------------------------------------------------------------------------------------------------------------------------------------
415,378         Vast Tech, Inc., due 2/1/97....................................         415,378      3.57%

WHOLESALE TRADE
Industrial Bearings - 1.92%
------------------------------------------------------------------------------------------------------------------------------------
223,771         Alliance Bearing Industries, Inc., due 2/23/97.................         223,771      1.92%
Jewelry and Metals - 0.54%
------------------------------------------------------------------------------------------------------------------------------------
62,705          Jupiter Imports, Inc., due 1/17/97.............................          62,705      0.54%
Meats and Meat Products - 15.48%
------------------------------------------------------------------------------------------------------------------------------------
1,800,000       Nikabar, Inc., due 1/17/97.....................................       1,800,000     15.48%

RETAIL TRADE
Carpet Stores - 1.62%
------------------------------------------------------------------------------------------------------------------------------------
188,229         Carpet Exchange of North Texas, Inc., due 5/30/97..............         188,229      1.62%
Computer and Computer Stores - 8.03%
------------------------------------------------------------------------------------------------------------------------------------
933,573         First Source International, Inc., due 10/4/97..................         933,573      8.03%
                                                                                        -------      ----

                Total investment in senior collateralized floating rate loan
                  participations (cost $11,967,613+) (Notes 1A and 3)..........      11,967,613    102.90%
                                                                                     ----------    ------

                       Schedule of Investments, Continued
Principal                                                                                          Percent of
Amount                                                                                 Value*      Net Assets
------------------------------------------------------------------------------------------------------------------------------------

VARIABLE RATE LOANS - 10.32%
------------------------------------------------------------------------------------------------------------------------------------
$700,000        CFC Small Business Financing Master Trust Series B
                  Certificate, due 11/15/96....................................       $ 700,000      6.02%
 500,000        CFC Small Business Financing Master Trust
                  Class A-3 Notes..............................................         500,000      4.30%
                                                                                        -------      ----
                    Total variable rate loans (cost $1,200,000)................       1,200,000     10.32%
                                                                                      ---------     -----

                    Total investments (cost $13,167,613+)......................      13,167,613    113.22%
                Liabilities less other assets, net.............................      (1,537,198)   (13.22)%
                                                                                     ----------    ------
                    Total net assets...........................................     $11,630,415    100.00%
                                                                                    ===========    ======

* Senior collateralized floating rate loan participations bear interest at rates that float periodically at a margin above the LIBOR Rate as specified in the participation agreement.

+ Cost for federal income tax purposes is the same.

See accompanying notes to financial statements.

                               TARGET INCOME FUND
                       Statement of Assets and Liabilities
                                October 31, 1996

ASSETS
Investments in Floating Rate Loans, at value (cost $11,967,613) (Note 1A and 3) ...........     $11,967,613
Investments in Variable Rate Loans, at value (cost $1,200,000).............................       1,200,000
Cash ......................................................................................         251,125
Accrued interest receivable................................................................          34,372
Prepaid expenses...........................................................................           2,937
Deferred organizational costs (Note 1C)....................................................          13,627
                                                                                                     ------
      Total assets ........................................................................      13,469,674
                                                                                                 ----------
LIABILITIES
Payables:
      Redemptions..........................................................................             544
      Loans................................................................................       1,700,000
      Dividends............................................................................          93,902
Accrued expenses ..........................................................................          44,813
                                                                                                     ------
      Total liabilities....................................................................       1,839,259
                                                                                                  ---------

NET ASSETS, consisting of:
Common stock, $.01 par value, 100,000,000 shares authorized................................          11,630
Capital paid in excess of par value........................................................      11,618,785
                                                                                                 ----------
      Total net assets.....................................................................     $11,630,415
                                                                                                ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
$11,630,415/1,163,042 shares of $.01 par value outstanding.................................          $10.00
                                                                                                     ======

COMPUTATION OF OFFERING PRICE PER SHARE
(Net asset value $10.00/.970)..............................................................          $10.31
                                                                                                     ======

See accompanying notes to financial statements.

                               TARGET INCOME FUND
                             Statement of Operations
                       For the Year Ended October 31, 1996

INCOME
Interest income ...........................................................................     $ 1,148,253
                                                                                                -----------

EXPENSES
Investment advisory fees (Note 2) .........................................................          82,738
Administration fee (Note 2)................................................................          30,000
Fund accounting fees (Note 2)..............................................................          24,000
Custodian fees  ...........................................................................           2,641
Transfer agent fees........................................................................          19,181
Shareholder services fees..................................................................           2,765
Legal fees.................................................................................          50,239
Auditing fees..............................................................................          19,151
Printing costs.............................................................................           2,529
Filing and
registration costs.........................................................................           2,063
Directors' fees ...........................................................................          17,322
Amortization of deferred organization costs (Note 1C)......................................          12,631
Other .....................................................................................           9,172
                                                                                                      -----
      Total expenses.......................................................................         274,432
Add: Reimbursement to Servicer.............................................................          34,455
Less: Fees waived by Advisor...............................................................         (33,095)
                                                                                                    -------
      Net expenses.........................................................................         275,792
                                                                                                    -------

NET INVESTMENT INCOME   ...................................................................       $ 872,461
                                                                                                  =========

See accompanying notes to financial statements.

                               TARGET INCOME FUND
                       Statement of Changes in Net Assets


                                                                              Year EndedYear Ended
                                                                           October 31, 1996 October 31, 1995
OPERATIONS:
      Net investment income...............................................       $ 872,461    $    818,770
Distributions to shareholders:
      Distributions from net investment income
      ($.79 and $.76 per share, respectively).............................        (872,461)       (818,770)
Capital share transactions:
      Increase in net assets derived from capital share transactions (a)           837,229         327,943
Net assets:
      Beginning of year ..................................................      10,793,186      10,465,243
                                                                                ----------      ----------
      End of year.........................................................     $11,630,415     $10,793,186
                                                                               ===========     ===========

(a) A summary of capital shares transactions is as follows:

                                                            Year Ended                    Year Ended
                                                         October 31, 1996               October 31, 1995
                                                      Shares         Value           Shares        Value
      Shares sold..............................       108,222      $1,082,224         53,570      $ 535,699
      Shares issued in connection with the
         reinvestment of distributions.........        53,247         532,465         70,678        706,778
                                                       ------         -------         ------        -------
                                                      161,469       1,614,689        124,248      1,242,477
      Shares redeemed .........................       (77,746)       (777,460)       (91,453)      (914,534)
                                                      -------        --------        -------       --------
      Net increase ............................        83,723       $ 837,229         32,795      $ 327,943
                                                       ------       - -------         ------      - -------

See accompanying notes to financial statements.

                               TARGET INCOME FUND
                             Statement of Cash Flows
                       For the Year Ended October 31, 1996

NCREASE (DECREASE) IN CASH

Cash flows from operating activities:
      Interest received....................................................................     $ 1,114,344
      Operating expenses paid..............................................................        (243,086)
                                                                                                   --------
            Net cash provided by operating activities......................................         871,258
                                                                                                    -------

Cash flows from financing activities:
      Proceeds from shares sold............................................................       1,082,224
      Proceeds from loan...................................................................       1,700,000
      Payments on shares redeemed..........................................................      (1,043,196)
      Distributions paid...................................................................        (317,140)
                                                                                                   --------
            Net cash provided by financing activities......................................       1,421,888
                                                                                                  ---------

Cash flows from investing activities:
      Purchases of portfolio securities....................................................     (75,974,390)
      Proceeds from disposition of portfolio securities....................................      72,866,526
                                                                                                 ----------
            Net cash used by investing activities..........................................      (3,107,864)
                                                                                                 ----------

Net decrease in cash.......................................................................        (814,718)
      Cash at beginning of year............................................................       1,065,843
                                                                                                  ---------
      Cash at end of year..................................................................       $ 251,125
                                                                                                  =========

Reconciliation of net increase in net assets from operations to cash provided by operating activities:
      Net increase in net assets resulting from operations.................................       $ 872,461
                                                                                                  ---------

      Adjustments to reconcile the net increase in net assets from operations to net cash..
            provided by operating activities:
            Increase in interest receivable................................................         (33,909)
            Decrease in receivable from advisor............................................           6,833
            Decrease in prepaid expenses...................................................           1,780
            Decrease in deferred organization expenses.....................................          12,631
            Increase in accrued expenses...................................................          11,462
                                                                                                     ------
            Total adjustments..............................................................          (1,203)
                                                                                                     ------
                    Net cash provided by operating activities..............................       $ 871,258
                                                                                                  =========


See accompanying notes to financial statements.

                               TARGET INCOME FUND
                              Financial Highlights


                                             Year Ended      Year Ended      Year Ended    For the Period from
                                             October 31,     October 31,     October 31,   November 24, 1992*
                                                1996            1995            1994       to October 31, 1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......   $ 10.00         $ 10.00         $ 10.00           $10.00
      Income from investment operations:
      Net investment income.................      0.79            0.76            0.75             0.68
                                                  ----            ----            ----             ----
            Total from investment
              operations....................      0.79            0.76            0.75             0.68
                                                  ----            ----            ----             ----
      Less distributions:
      Distributions from net investment
        income..............................     (0.79)          (0.76)          (0.75)           (0.68)
                                                 -----           -----           -----            -----
            Total distributions.............     (0.79)          (0.76)          (0.75)           (0.68)
                                                 -----           -----           -----            -----
Net asset value, end of period .............   $ 10.00         $ 10.00         $ 10.00           $10.00
                                               =======         =======         =======           ======


Total return (a) ...........................       8.2%            7.9%            7.7%             7.0%+


Ratios/supplemental data:
Net assets, end of period (000's)...........   $11,630         $10,793         $10,465           $6,288
Ratio of expenses to average net assets.....       2.5%(1)         2.5%(1)         2.5%(1)           2.5%(1)+
Ratio of net investment income to
  average net assets........................       7.9%(1)         7.6%(1)         7.5%(1)           7.7%(1)+

Debt outstanding - end of year.............. $1,700,000              -               -                -
Average debt outstanding - during year......     $ 353,279           -               -                -
Average shares outstanding - during year....     1,099,372           -               -                -
Average debt per share - during year........        $ 0.32           -               -                -

(a) Exclusive of deduction of a sales charge on investments.

(1) Prior to reimbursement and waiver of expenses, the annualized ratio of expenses to average net assets was 2.5%, 2.8%, 2.9% and 4.4%, respectively, and the annualized ratio of net investment income to average net assets was 7.9%, 7.3%, 6.9% and 3.1%, respectively.

*Commencement of operations.

+Annualized.




See accompanying notes to financial statements.

                               TARGET INCOME FUND
                          Notes to Financial Statements
                                October 31, 1996
1.  Significant Accounting Policies

         Target Income Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1991, and commenced operations on November 24, 1992. It is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles:

                  A.  Investment  Valuation - The Fund's  investments  in senior collateralized floating rate loan participations are valued at fair value by the Fund's Advisor, Target Capital Advisors, Inc. (the "Advisor"), under procedures established by the Directors. In valuing senior collateralized floating rate loan participations, the Advisor will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the senior collateralized floating rate loan maturity and base lending rate of the senior collateralized floating rate loan participations, the terms and the position of the senior collateralized floating rate loan participations in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the senior collateralized floating rate loan participations (including price quotation, if any, that are considered reliable), and trading in the senior collateralized floating rate loan participations and interests in similar loans and the market environment and investor attitudes towards the senior collateralized floating rate loan participations and similar loans; (v) the reputation and financial condition of any lending agent or other intermediate participant; and (vi) general economic and market conditions affecting the fair value of the senior collateralized floating rate loan participations. Other portfolio securities may be valued on the basis of (i) prices furnished by a pricing service, (ii) at the last sales price on the exchange that is the primary market for such securities, or (iii) at the last quoted bid price for those securities, for which the over-the-counter market is the primary market or, in the case of listed securities, for which there were no sales during the day. Short-term obligations (which may include senior collateralized floating rate loan participations) maturing in sixty days or less are valued at fair value as determined in good faith by the Board of Directors.

                  B. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income. Accordingly, no provision for federal income tax is required.

                  C. Deferred  Organization  Costs - Cost incurred in connection
         with  the   organization   of  the  Fund  are  being   amortized  on  a
         straight-line basis through November, 1997.

                  D. Other - Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividends to shareholders from net investment income are declared daily and paid monthly.

                               TARGET INCOME FUND
                    Notes to Financial Statements, Continued
                                October 31, 1996
2.  Investment Advisory and Administration Fees

         The Fund has entered into an investment advisory agreement with Target Capital Advisors, Inc., (the "Advisor") effective November 1, 1995. The Advisor receives a monthly fee at an annual rate of up to 0.75% of the Fund's average net assets. The previous Investment Advisor had the same fee arrangement. Investment Company Administration Corporation (the "Administrator") receives a monthly fee at an annual rate of 0.25% of the Fund's average net assets, subject to an annual minimum fee of $30,000, for providing certain administrative services to the Fund. The Fund also pays the Administrator $24,000 per year for maintaining the Fund's accounting records. Certain employees of the Advisor and Administrator serve as officers of the Fund.

         The Advisor has agreed to limit the Fund's expenses to 2.50% of the Fund's average net assets and has waived advisory fees in the amount of $33,095 for the year ended October 31, 1996. The Fund has decided that the overall operating expenses will not fall below the 2.50% limitation until Concord Growth Corporation ("Concord"), the Fund's Master Servicer, has been fully reimbursed for expenses paid by Concord in previous years under this agreement. The Fund will also reimburse the Advisor in subsequent years for advisory fees waived when operating expenses (before reimbursement) are less than the applicable 2.50% limitation.

         The cumulative unreimbursed operating expenses are as follows:

                  Period ended October 31, 1993                         $ 58,682
                  Year ended October 31, 1994                             23,199
                  Year ended October 31, 1995                             (2,797)
                  Year ended October 31, 1996                            (34,455)
                                                                         -------
                                                                        $ 44,629
                                                                        ========

3.  Investments

         For the year ended  October 31,  1996,  the cost of  purchases  and the proceeds for repayments of senior collateralized floating rate loan participations and variable rate loans aggregated $75,974,390 and $72,866,526, respectively.

         At October 31, 1996, the Fund held senior collateralized floating rate loan participation interests and variable rate loans valued at $13,167,613, representing 113.22% of its net assets. These participation interests and variable rate loans, while exempt from registration under the Federal Securities Act of 1933 (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. The fair value of these participations and variable rate loans is determined daily as described in Note 1A. The cost of each senior collateralized loan participation and variable rate loan was equal to the principal amount of the loan on the dates of acquisition.

         A substantial majority of the Fund's senior collateralized floating rate loan participations are with issuers located in the State of California. Such concentration may subject the Fund to economic changes occurring within California.

                               TARGET INCOME FUND
                    Notes to Financial Statements, Continued
                                October 31, 1996
         The Fund may be the sole investor in a given senior collateralized floating rate loan participation, or it may act as co-lender with other firms, such as commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. Issuers of senior collateralized floating rate loan participations may use the services of financial institutions as Lending Agents. Such Lending Agents perform administrative functions such as computing outstanding loan balances, amounts of unfunded credit commitments, issuer's compliance with the terms of such credit facilities including collection of accounts receivable, and monitoring credit quality. For these services, the issuers typically pay Lending Agents an administrative and servicing fee. Before investing in a senior collateralized floating rate loan participation where an issuer makes use of a Lending Agent, the Advisor will evaluate the Lending Agent based on factors such as minimum asset size and capacity, experience in administering revolving credit facilities, and default rates on past loan experience. Also, the financial condition of co-lenders or lending agents or other intermediaries may affect the ability of the Fund to receive payments, inasmuch as they may be responsible for the administration and enforcement of the senior collateralized floating rate loan participation and its terms. Default of a co-lender or other intermediary could adversely affect the Fund's ability to receive payments.

4. Commitments

         As of October 31, 1996, the Fund had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Admor Memory, Ltd..........................................................................        $ 157,164
Advanced Materials, Inc....................................................................          269,813
Alliance Bearing Industries, Inc...........................................................           91,857
Beverly Hills Publishing Co................................................................          530,672
Bond Food Products Company, Inc............................................................        1,010,009
Cal-Central Press, Inc.....................................................................          606,751
Carolina Hardwoods, L.L.C..................................................................          212,841
Carpet Exchange of North Texas, Inc........................................................          338,299
Chateau Potelle, Inc.......................................................................           43,446
Clean Room Products, Inc...................................................................          259,145
Corporate Personnel Network, Inc...........................................................          381,671
EWI Acquisition, Inc.......................................................................          683,545
Exchange Tool & Supply of Dallas, Inc......................................................          179,553
First Source International, Inc............................................................        1,152,552
Food Specialties Service Corp..............................................................          132,653
Gateway Data Sciences Corp.................................................................           14,481
Graman USA, Inc............................................................................          282,396
Jupiter Imports, Inc.......................................................................        1,217,295
Leather Center Holdings, Inc...............................................................          461,045
Logistics Management, Inc..................................................................          291,172
The Main Source Electronics, Inc...........................................................          138,030

                               TARGET INCOME FUND
                    Notes to Financial Statements, Continued
                                October 31, 1996
Paradise Printing, Inc.....................................................................        $ 504,704
Precise Plastic Products, Inc..............................................................          184,460
Western Commerce Corp......................................................................          148,547
                                                                                                     -------
                                                                                                 $ 9,292,101
                                                                                                 ===========

5. Loans Payable

         The Fund maintains an unsecured $3,000,000 bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. No compensating balances are required. Balance outstanding at October 31, 1996 was $1,700,000.

6. Subsequent Event

         Effective November 1, 1996 the Fund entered into a "Special Reserve Account Agreement" with Concord Growth Corporation ("Concord"), the primary originator of loans in which the Fund and Concord participates under this agreement. Concord will fund the Account monthly, directly from its portion of loan payments received at the rate of 1/12th of 1.5% per annum, based upon the average outstanding principal balance of all participations and direct loans held by the Fund as of the end of the immediately preceding month. The Account shall be maintained and available for the purpose of reimbursing the Fund for any defaults by the respective borrowers in principal and interest payments on all participations and direct loans held by the Fund or loans which were originated or arranged by Concord.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Target Income Fund, Inc.

         We have audited the accompanying statement of assets and liabilities of Target Income Fund, Inc., as of October 31, 1996, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period November 24, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian, lending agents and borrowers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Target Income Fund, Inc. as of October 31, 1996 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 24, 1992 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles.

         As discussed in Note 1A and 3, the financial statements include senior collateralized loan participation interests and variable rate loans valued at $13,167,613 (113.22% of net assets), whose fair value is determined under procedures approved by Target Income Fund, Inc.'s Board of Directors, in the absence of readily ascertainable market values. We have reviewed the procedures adopted by the Board of Directors in determining fair value and have inspected underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because the market value of these securities can only be established by negotiation between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ significantly from the values that would have been used had a ready market for these securities existed.


                                                     TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
December 18, 1996

                 This report is intended for the shareholders of
                    the Target Income Fund and should not be
                   used as sales literature unless accompanied
                  or preceded by the Fund's current prospectus.